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                                                                    EXHIBIT 10.2



                                AUTONATION, INC.
                         1995 EMPLOYEE STOCK OPTION PLAN
                   (As Amended and Restated on April 17, 2000)

         1. STATEMENT OF PURPOSE. This Amended and Restated 1995 Employee Stock Option Plan (the "Plan") is to benefit AutoNation, Inc., a Delaware corporation (the "Company"), and its subsidiaries through the maintenance and development of their respective businesses by offering certain present and future key employees and officers, and independent contractors providing services to the Company, a favorable opportunity to become holders of stock in the Company over a period of years, thereby giving them a permanent stake in the growth and prosperity of the Company and encouraging the continuance of their involvement with the Company or its subsidiaries.

         2. ADMINISTRATION. The Plan shall be administered by a committee (the "Committee"), consisting of two or more outside directors (as defined under
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), appointed by the Board of Directors, whose interpretation of the terms and provisions of the Plan shall be final and conclusive. The selection of employees, officers and consultants for participation in the Plan and all decisions concerning the timing, pricing and amount of any grant or award under the Plan shall be made solely by the Committee.

         3. ELIGIBILITY. Options shall be granted only to key employees of the Company and its subsidiaries (including officers of the Company and its subsidiaries but excluding non-employee directors of the Company and its subsidiaries) and independent contractors performing services for the Company and its subsidiaries selected initially and from time to time by the Committee on the basis of their importance to the business of the Company and its subsidiaries.

         4. GRANTING OF OPTIONS. The Committee may grant options under which a total of not in excess of 20,000,000 shares of the $.01 par value common stock of the Company ("Common Stock") may be purchased from the Company, subject to adjustment as provided in Section 10. In the event that an option expires or is terminated or canceled unexercised as to any shares, such released shares may again be optioned (including a grant in substitution for a canceled option). Shares subject to options may be made available from unissued or reacquired shares of Common Stock. Nothing contained in the Plan or in any option granted pursuant thereto shall confer upon any optionee any right to be continued in the employment of the Company or any subsidiary of the Company or as a consultant to the Company or any subsidiary of the Company, or interfere in any way with the





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right of the Company or its subsidiaries to terminate his employment or consulting relationship at any time. The maximum number of shares of Common Stock subject to options that may be granted during any calendar year under the Plan to any executive officer or other employee of the Company or any subsidiary whose compensation is or may be subject to Section 162(m) of the Code is 2,000,000 shares (subject to adjustment as provided in Section 10 hereof).

         5. OPTION PRICE. The option price shall be determined by the Committee and, subject to the provisions of Section 10 hereof, shall be not less than the fair market value, at the time the option is granted, of the shares of Common Stock subject to the option.

         6. DURATION OF OPTIONS, INCREMENTS AND EXTENSIONS. Subject to the provisions of Section 8 hereof, each option shall be for such a term of not less than five years nor more than ten years, as shall be determined by the Committee at the time the option is granted. Each option shall become exercisable with respect to 25% of the total number of shares subject to the option twelve months after the date of its grant and with respect to each additional 25% at the end of each twelve-month period thereafter during the succeeding three years. Notwithstanding the foregoing, the Committee may in its discretion (i) specifically provide for another time or times of exercise at the time the option is granted; (ii) accelerate the exercisability of any option subject to such terms and conditions as the Committee deems necessary and appropriate; or
(iii) at any time prior to the expiration or termination of any option previously granted, extend the term of any option (including such options held by officers) for such additional period as the Committee in its discretion shall determine. In no event, however, shall the aggregate option period with respect to any option, including the original term of the option and any extensions thereof, exceed ten years. Subject to the foregoing, all or any part of the shares to which the right to purchase has accrued may be purchased at the time of such accrual or at any time or times thereafter during the option period.

         In the event of a Change of Control (as defined below), all outstanding options shall become immediately exercisable. Notwithstanding any other provision in the Plan during the period of thirty (30) days after such Change of Control, each optionee who is an officer or a director (and also an employee or consultant) of the Company shall have the right to require the Company to purchase for him any option granted under the Plan at a purchase price equal to
(i) the excess of fair market value per share over the option price (ii) multiplied by the number of option shares specified by such individual for purchase in a written notice to the Company, attention of the Secretary. For purposes of this Plan, a "Change in Control" shall be deemed to occur if any person shall (a) acquire direct or indirect beneficial ownership of at least 50%






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of the issued and outstanding Common Stock of the Company, or (b) has the power
(whether such power arises as a result of the ownership of capital stock, by contract or otherwise), or ability to elect or cause the election of directors consisting at the time of such election of a majority of the board of directors of the Company. As used herein, "person" shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder). For purposes of this paragraph, "fair market value per share" shall mean the average of the highest sales price per share of the Company's Common Stock as quoted on The Nasdaq Stock Market or by the principal exchange upon which the Company's Common Stock is listed on each of the five trading days immediately preceding the date on which such individual so notifies the Company. The amount payable to each such individual by the Company shall be in cash or by certified check and shall be reduced by any taxes required to be withheld.

         7. EXERCISE OF OPTION. As a condition to the exercise of any option, the "Quoted Price" (as defined below) per share of Common Stock on the date of exercise must be equal or exceed the option price referred to in Section 5 hereof. An option may be exercised by giving written notice to the Company, attention of the Secretary, specifying the number of shares to be purchased, accompanied by the full purchase price for the shares to be purchased either (i) in cash, (ii) by check, (iii) by a promissory note in a form specified by the Company and payable to the Company no later than fifteen business days after the date of exercise of the option, (iv) if so approved by the Committee, by shares of the Common Stock of the Company or (v) by a combination of these methods of payment. The "Quoted Price" and the per share value of Common Stock for purposes of paying the option price in accordance with the immediately preceding sentence shall equal the closing selling price per share of Common Stock on the date in question on The Nasdaq Stock Market or the principal stock exchange upon which the Company's Common Stock is listed (the "Exchange").

         At the time of any exercise of an option, the Company may, if it shall determine it necessary or desirable for any reason, require the optionee (or his or her heirs, legatees, or legal representatives, as the case may be), as a condition upon the exercise thereof, to deliver to the Company a written representation of present intention to purchase the shares for investment and not for distribution. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the optionee upon his or her exercise of part or all of the option and a stop transfer order may be placed with the transfer agent. Each option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares







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subject to the option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with, the issue or purchase of shares thereunder, the option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

         At the time of the exercise of any option the Committee may require, as a condition of the exercise of such option, the optionee to (x) pay the Company an amount equal to the amount of tax the Company may be required to withhold to obtain a deduction for federal income tax purposes as a result of the exercise of such option by the optionee or (y) make such other arrangements with the Company which would enable the Company to pay such withholding tax, including, without limitation, holding back a number of shares issuable upon exercise of the option equal to the amount of such withholding tax, or permitting the optionee to deliver a promissory note in a form specified by the Committee or withhold taxes from other compensation payable to the optionee by the Company, or (z) a combination of the foregoing.

         8. TERMINATION OF RELATIONSHIP - EXERCISE THEREAFTER. Except as provided below or as may otherwise be provided by the Committee, upon the termination of employment or other service of an optionholder with the Company for any reason, all options held by such optionholder at the time of such termination shall immediately terminate and such optionholder shall have no further right to purchase shares of Common Stock pursuant to such option; provided, however, that, unless such termination is by the Company for "Cause," all such options, to the extent exercisable on the date of such termination, shall remain exercisable until the earlier of (a) the expiration date of such option as fixed by the Committee pursuant to Section 6 and (b) the 60th day following the date of such termination. For purposes of the foregoing, "Cause" shall mean (1) the optionholder's conviction for commission of a felony or other crime; (2) the commission by the optionholder of any act against the Company constituting willful misconduct, dishonesty, fraud, theft or embezzlement; (3) the optionholder's failure, inability or refusal to perform any of the material services, duties or responsibilities required of him by the Company, or to materially comply with the policies or procedures established from time to time by the Company, for any reason other than his illness or physical or mental incapacity; (4) the optionholder's dependence, as determined in good faith by the Company, on any addictive substance, including, but not limited to, alcohol or any illegal or narcotic drugs; (5) the destruction of or material damage to Company property caused by the optionholder's willful or grossly negligent







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conduct; and (6) the willful engaging by the optionholder in any other conduct which is demonstrably injurious to the Company or its subsidiaries, monetarily or otherwise. Determination of Cause shall be made by the Committee in its sole discretion. Notwithstanding the foregoing, if the optionholder is a party to an employment agreement with the Company, "Cause" with respect to such optionholder shall have the meaning set forth therein.

         Except as otherwise provided by the Committee and notwithstanding anything in this Section 8 to the contrary, if an optionholder's termination of employment is by reason of the death, "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) or "Retirement"of such optionholder, all options held by such optionholder at the time of such termination shall become immediately vested and exercisable in full and shall remain exercisable until the earlier of (a) the expiration date of such option as fixed by the Committee pursuant to Section 6 and (b) the 3rd anniversary of the date of such termination. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of this Plan shall be determined by the Committee, which determination shall be final and conclusive. For purposes of the foregoing, "Retirement" shall mean the optionholder's termination of employment or other service from the Company after attainment of age 55 and completion of at least 6 years of service with the Company. For purposes of the preceding sentence, employment or other service with an entity prior to its becoming a subsidiary or after its ceasing to be a subsidiary shall be disregarded.

         9. TRANSFERABILITY OF OPTIONS. No option shall be assignable or transferable by the optionee to whom it is granted, other than by will or the laws of descent and distribution, except that, upon approval by the Board, the optionee may transfer an option that is not intended to constitute an Incentive Stock Option (a) pursuant to a qualified domestic relations order as defined for purposes of the Employee Retirement Income Security Act of 1974, as amended, or
(b) by gift: to a member of the "Family" (as defined below) of the optionee, to or for the benefit of one or more organizations qualifying under Code ss.501(c)(3) and 170(c)(2) (a "Charitable Organization") or to a trust for the exclusive benefit of the optionee, one or more members of the optionee's Family, one or more Charitable Organizations, or any combination of the foregoing, provided that any such transferee shall enter into a written agreement to be bound by the terms of this Plan. For this purpose, "Family" shall mean the ancestors, spouse, siblings, spouses of siblings, lineal descendants and spouses of lineal descendants of the optionee. During the lifetime of an optionee to whom an Incentive Stock Option is granted, only such optionee (or, in the event of legal incapacity of incompetence, the optionee's guardian or legal






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representative) may exercise the Incentive Stock Option. Following the optionee's death, options held by such optionee, to the extent exercisable, may be exercised by the executors or administrators or legatees or distributees of such optionee's estate.

         10. ADJUSTMENTS. The number of shares subject to this Plan and to options granted under this Plan shall be adjusted as follows: (a) in the event that the outstanding shares of Common Stock of the Company is changed by any stock dividend, stock split or combination of shares, the number of shares subject to the Plan and to options granted hereunder shall be proportionately adjusted; (b) in the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, these shall be substituted, on an equitable basis as determined by the Committee, for each share of Common Stock then subject to the Plan whether or not at the time subject to outstanding options, the number and kind of shares of stock or other securities to which the holders of shares of Common Stock of the Company will be entitled pursuant to the transaction; and (c) in the event of any other relevant change in the capitalization of the Company, the Committee shall provide for an equitable adjustment in the number of shares of Common Stock then subject to the Plan, whether or not then subject to outstanding options. In the event of any such adjustment, the purchase price per share shall be proportionately adjusted.

         11. NO IMPAIRMENT OF RIGHTS. Nothing contained in the Plan or any option granted pursuant to the Plan shall confer upon any optionee any right to be continued in the employment of the Company or any subsidiary of the Company or to be continued as a consultant to the Company or any subsidiary of the Company to interfere in any way with the right of the Company and its subsidiaries to terminate such employment or consulting relationship and/or to remove any optionee who is a director from service on the Board of Directors of the Company at any time in accordance with the provisions of applicable law.

         12. AMENDMENT OF PLAN. The Board of Directors of the Company may amend or discontinue the Plan at any time. However, no such amendments or discontinuance shall be made without the requisite stockholder approval of the stockholders of the Company if stockholder approval is required as a condition to the Plan continuing to comply with the provisions of Rule 16b-3 of the 1934 Act or Section 162(m) of the Code.

         13. GOVERNANCE BY RULE 16B-3. The Plan is intended to and shall be governed by Rule 16b-3 promulgated under the 1934 Act.

         14. EFFECTIVE DATE. This Plan is effective as of February 12, 1996.




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         This Plan was duly approved and adopted by the stockholders of the
Company at a meeting held the 10th day of May, 1996.

         This Plan was duly amended by the Board of Directors of the Company on the 3rd day of February, 1998, which amendment was duly approved and adopted by the stockholders of the Company at a meeting held the 20th day of May, 1998.

         This Plan was duly amended by the Board of Directors of the Company effective as of the 20th day of May, 1998.

         This Plan was duly amended and restated by the Board of Directors of the Company effective as of April 17, 2000.







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